                                                                   EXHIBIT 10.54

                                LEASE AGREEMENT


                                    Between


                                G&L HAMPDEN, LLC

                                  as Landlord


                                      and


                          HAMPDEN HOLDING GROUP, INC.

                                   as Tenant



                          Dated as of October __, 1997

                               TABLE OF CONTENTS
                               -----------------

                                                                   Page
                                                                   ----

1.   DEMISE OF PREMISES; QUIET ENJOYMENT..........................   6

2.   USE..........................................................   7

3.   TERM.........................................................   7

4.   RENTAL.......................................................   8

5.   TAXES; CONTEST OF IMPOSITIONS................................   9

6.   NET LEASE; NON-TERMINABILITY.................................  11

7.   SERVICES.....................................................  12

8.   REPAIRS AND MAINTENANCE; REPLACEMENT.........................  13

9.   DESTRUCTION OF OR DAMAGE TO PREMISES.........................  14

10.  INSURANCE, HOLD HARMLESS AND INDEMNIFICATION.................  15

11.  COMPLIANCE WITH LAWS, COVENANTS..............................  18

12.  PARTIAL TAKING...............................................  20

13.  SUBSTANTIAL TAKING...........................................  20

14.  DEFAULT: Events of Default...................................  21

15.  REMEDIES.....................................................  22

16.  SUBORDINATION................................................  24

17.  LANDLORD'S RIGHT OF ENTRY....................................  25

18.  NOTICES......................................................  25

19.  ESTOPPEL CERTIFICATE; FINANCIAL DATA.........................  27



20.  MECHANICS' LIENS.............................................  28

21.  END OF TERM..................................................  29

22.  ALTERATIONS; CAPITAL IMPROVEMENT RESERVE.....................  30

23.  MEMORANDUM OF LEASE..........................................  33

24.  SUBLETTING/ASSIGNMENT........................................  33

25.  HAZARDOUS MATERIAL...........................................  33

26.  DETERMINATION OF FAIR MARKET RENTAL VALUE....................  36

27.  SINGLE PURPOSE ENTITY........................................  38

28.  CERTAIN COVENANTS AND REPRESENTATIONS........................  38

29.  LANDLORD'S AND MORTGAGEE'S RIGHT OF TERMINATION..............  41

30.  PLEDGE OF COLLATERAL AS SECURITY FOR PERFORMANCE.............  41

31.  MISCELLANEOUS PROVISIONS.....................................  42

EXHIBITS

A.   LEGAL DESCRIPTION - REAL ESTATE

B.   DESCRIPTION OF PERSONAL PROPERTY AND FIXTURES

C.   PERMITTED ENCUMBRANCES

     THIS LEASE, made and entered into as of October __, 1997 (together with all amendments and supplements hereto, this "Lease"), by and between G&L HAMPDEN, LLC., a Delaware limited liability company with offices at 439 North Bedford Drive, Beverly Hills, California 90210, (together with any successor or assigns, hereinafter called the "Landlord") and HAMPDEN HOLDING GROUP, INC., a Massachusetts corporation, having an address at c/o Iatros Health Network, Inc., Ten Piedmont Center, Suite 400, Atlanta, Georgia 30305 (together with any permitted successors or assigns, hereinafter collectively called the "Tenant"). Capitalized terms used herein not otherwise defined shall have the meanings specified in the following definitions.

     As used in this Lease, the following terms have the meanings specified:


                                  DEFINITIONS

     The following terms shall have the following meanings for all purposes of this Lease and shall be equally applicable to both the singular and plural forms of the terms herein defined.

     "Account Collateral" means with respect to the Premises, any and all bank
      ------------------
accounts or any similar accounts held at any financial institution and any Money or investments therein.

     "Accounts" means all of Tenant's "accounts," as such term is defined in the
      --------
Uniform Commercial Code relating to the Property, and, to the extent not included in such definition, any of Tenant's rights to payment for goods sold or leased or for services rendered arising from the ownership or operation of the Premises and not evidenced by an Instrument, including, without limitation, all rights to payment from the Medicare and Medicaid programs or similar state or federal programs, boards, bureaus or agencies (to the extent legally assignable under applicable law) and rights to payment from patients or private insurers insuring patient obligations, all accounts and accounts receivable arising from the ownership or operation of the Facility, now existing or hereafter coming into existence, and all proceeds thereof (whether cash or non-cash, moveable or immovable, tangible or intangible), received from the sale, exchange, transfer, collection or other disposition or substitution thereof.


     "Additional Rent" means all liabilities and obligations other than Fixed
     -----------------
Rent which Tenant assumes or agrees to pay under this Lease to Landlord or others, including, but not limited to, Tenant's obligation to remit Gross Revenues to the cash collateral account as described in paragraph 4(c)..

     "Basic Lease Information"  means the pages preceding this Lease which are
     -------------------------
hereby incorporated by reference.

     "Commencement Date" is defined in paragraph 3(b) of this Lease.
     -------------------

     "Environmental Laws" is defined in paragraph 25(b) of this Lease.
     --------------------

     "Equipment" means all of Tenant's "equipment," as such term is defined in
      ---------
the Uniform Commercial Code, relating to the Premises, and, to the extent not included in such definition, all fixtures, appliances, machinery, furniture, furnishings, decorations, tools and supplies, now owned or hereafter acquired in connection with the Premises, including but not limited to, all beds, linens, radios, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, restaurant and kitchen equipment, all medical, dental, rehabilitation, therapeutic and paramedic equipment and supplies, any building equipment, including but not limited to, all heating, lighting, incinerating, waste removal and power equipment, engines, pipes, tanks, motors, conduits, switchboards, security and alarm systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigeration, washing machines, dryers, stoves, refrigerators, ventilating, and communications apparatus, air cooling and air conditioning apparatus, escalators, elevators, ducts, and compressors, materials and supplies, and all other machinery, apparatus, equipment, fixtures and fittings now owned or hereafter acquired by Tenant with respect to the Premises wherever located, any portion thereof or any appurtenances thereto, together with all additions, replacements, parts, fittings, accessions, attachments, accessories, modifications and alterations of any of the foregoing.

     "Event of Default" is defined in paragraph 14 of this Lease.
     ------------------

     "First Mortgage" or "Mortgage" shall mean a first mortgage on the Premises
     ------------------------------
given by Landlord to the Mortgagee to secure a loan financing or refinancing the acquisition of Landlord's interest in the Premises.

     "Fixed Rent" is defined in paragraph 4 of this Lease.
     ------------

     "General Intangibles" means all of Tenant's "general intangibles," as such
      -------------------
term is defined in the Uniform Commercial Code relating to the Premises, and, to the extent not included in such definition, all intangible personal property of Tenant with respect to the Premises (other than Accounts, Rents, Instruments, Inventory, Money and Permits), including, without limitation, all things in action, settlements, judgments, contract rights, rights to performance (including, without limitation, rights under warranties) refunds of real estate taxes and assessments and other rights to payment of Money, copyrights, trademarks, trade names and patents now existing or hereafter in existence.

     "Gross Revenue" has the meaning specified in the Loan Agreement.
     ---------------

     "Imposition" means the various tax and other charges referred to in
     ------------
paragraph 4 and the present and future governmental laws and regulations more specifically described in paragraph 11.

     "Improvements" means all of the buildings, structures, improvements, and
     --------------
all building fixtures therein (including, without limitation, parking areas and driveways) now or hereafter located on the Land.

     "Instruments" means all of Tenant's "instruments," as such term is defined
      -----------
in the Uniform Commercial Code, relating to the Premises, and, to the extent not included in such definition, all instruments, chattel paper, documents or other writings obtained by Tenant evidencing a right to the payment of Money with respect to the Tenant, including, without limitation, all notes, drafts, acceptances, documents of title, and policies and certificates of insurance, including but not limited to, liability, hazard, rental and credit insurance, guarantees and securities, now or hereafter received by Tenant with respect to the Premises or in which Tenant has or acquires an interest pertaining to the foregoing.

     "Interim Term" is defined in paragraph 3(a) of this Lease.
      ------------

     "Inventory" means all of Tenant's "inventory," as such term is defined in
      ---------
the Uniform Commercial Code, relating to the Premises, and, to the extent not included in such definition, all goods now owned or hereafter acquired by Tenant with respect to the Premises intended for sale or lease, or to be furnished under contracts of service by Tenant with respect to the Premises, including without limitation, all inventories held by Tenant for sale or use at or from the Premises, and all other such goods, wares, merchandise, and materials and supplies of every nature owned by Tenant with respect to the Premises and all such other goods returned to or repossessed by Tenant with respect to the Premises.

     "Land" means the three parcels of  land, but none of the Improvements
     ------
thereon, described in Exhibit A hereto.

     "Landlord" is defined in the first paragraph of this Lease.
     ----------

     "Lease" is defined in the first sentence of this Lease.
     -------

     "Lease Expiration Date" is defined in paragraph 3(a) of this Lease.
     -----------------------

     "Leases" means for purposes of paragraph 30 all leases and other agreements
      ------
or arrangements affecting the use or occupancy of all or any portion of the Premises now in effect or hereafter entered into (including, without limitation, this Lease, all patient admissions and resident care agreements, lettings, subleases, licenses, concessions, tenancies and other occupancy agreements covering or encumbering all or any portion of the Premises), together with any guarantees, supplements, amendments, modifications, extensions and renewals of the same, and all additional remainders, reversions, and other rights and estates appurtenant thereto.


     "Licenses" means all governmental licenses, permits, regulatory agreements
      --------
or other approvals or agreements necessary or desirable for the use or operation of the Premises as intended held by the Tenant, including, without limitation, a valid certificate of need or similar certificate, license, or approval issued by the state department of health for the requisite number of beds, and approved provider status in any approved provider payment program.

     "Loan" means the loan by Nomura Asset Capital Corporation pursuant to the
     ------
Loan Agreement.

     "Loan Agreement" means the Loan Agreement, dated October __, 1997, as the
     ----------------
same may be amended or restated from time to time, between Landlord and Nomura Asset Capital Corporation.

     "Money" means all moneys, cash, rights to deposit or savings accounts,
      -----
credit card receipts, rents or other items of legal tender held by the Tenant with respect to the Premises or to which the Tenant has any rights with respect to the Premises; provided, however, the term "Money" shall not include any "patient trust funds" or "patient needs funds."

     "Mortgagee" shall mean Nomura Asset Capital Corporation, its successors and
     -----------
assigns, or any holder of a First Mortgage with respect to the Premises or any part thereof.

     "Overdue Rate" means 15% per annum or, if lower, the maximum annual
     --------------
interest rate allowed by law for business loans (not primarily for personal, family or household purposes).

     "Person" means any individual, corporation, partnership, limited liability
     --------
company, joint venture, association, joint stock company, trust, trustee(s) of a trust, unincorporated organization, or government or governmental authority, agency or political subdivision thereof.

     "Permits" means, with respect to the Premises, all licenses, registrations,
      -------
permits, allocations, filings, authorizations, approvals and certificates used in connection with the ownership, operation, construction renovation, use or occupancy of the Premises, or relating to quality or adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, additions and fee splitting, including, without limitation, building permits, business licenses, state health department licenses, food service licenses, liquor licenses, licenses to conduct business, certificates of need or similar certificates, approvals issued by any state health department, and all such other permits, licenses and rights, obtained from any governmental authority or private person concerning ownership, operation, construction, renovation use or occupancy of the Premises.


     "Permitted Encumbrances" means:
     ------------------------

     (a) Any liens for taxes, assessments and other governmental charges and any liens of mechanics, materialmen and laborers for work or services performed or materials furnished in connection with the Premises, which are not due and payable;

     (b) The easements, rights-of-way, encroachments, encumbrances, restrictive covenants or other matters affecting the title to the Premises or any part thereof set forth in Schedule B to the policy of owners title insurance (or commitments therefor) delivered to and accepted by Landlord with respect to the Premises in connection with the delivery of this Lease as shown on Exhibit C attached hereto;

     (c)  This Lease and the rights of Tenant hereunder;

     "Primary Intended Use" means the use of the Premises as three skilled
     ----------------------
nursing facilities with an aggregate of 391 licensed beds or such additional number of beds as may hereafter be permitted under this Lease, and such ancillary uses as are permitted by law and may be necessary in connection therewith or incidental thereto.

     "Primary Term" is defined in paragraph 3(a) of this Lease.
     --------------

     "Premises" is defined in paragraph 1 of this Lease.
     ----------

     "Renewal Term" is defined in paragraph 3(c) of this Lease.
     --------------

     "Rent" means Fixed Rent and Additional Rent.
     ------

     "Rents" for purposes of paragraph 30 means with respect to the Premises (x)
      -----
all receipts, rents (whether denoted as advance rent, minimum rent, percentage rent, additional rent or otherwise), issues, income, royalties, profits, revenues, proceeds, bonuses, deposits (whether denoted as security deposits or otherwise), lease termination fees or payments, rejection damages, buy-out fees and any other fees made or to be made in lieu of rent, any award made hereafter to Tenant with respect to the Premises in any court proceeding involving any tenant, lessee, licensee or concessionaire under any of the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court, and all other payments, rights and benefits of whatever nature from time to time due under the Leases, including, without limitation, (i) rights to payment earned under the Leases for space in the Improvements for the operation of ongoing businesses such as restaurants, news stands, barber shops, beauty shops and pharmacies, and (ii) all other income, consideration, issues, accounts, profits or benefits of any nature to which the Tenant has any rights with respect to the Premises, including, without limitation, all rights to payment from the Medicare and Medicaid programs or similar state or federal programs (to the extent legally assignable under applicable law), boards, bureaus or agencies and rights to payment from patients or private insurers and (y) all revenues, receipts, income, receivables and accounts relating to or arising from rentals, rent equivalent income, income and profits from guest rooms, meeting rooms, food and beverage facilities, vending machines, telephone and television systems, guest laundry, the provision or sale of other goods and services, and any other items of revenue, receipts or other income as identified in the Uniform System of Accounts for Hotels, 8th Edition, International Association of Hospitality Accountants (1986), as from time to time amended; provided, however, "Rents" shall not include "patient trust accounts" or "patient needs funds."


     "Site Assessments" is defined in paragraph 25(d) of this Lease.
     ------------------

     "Site Reviewers" is defined in paragraph 25(d) of this Lease.
     ----------------

     "Tenant's Trade Fixtures" means all personal property of Tenant in or on
     -------------------------
the Premises which is not necessary for the operation of the Improvements.

     "Term" means the Interim Term and Primary Term, together with the Renewal
     ------
Term.



      1.  DEMISE OF PREMISES; QUIET ENJOYMENT:  (a)  Landlord hereby demises and
          ------------------------------------
leases to Tenant and Tenant hereby leases and rents from Landlord the Premises, IN THEIR "AS IS" CONDITION (WITHOUT EXPRESS OR IMPLIED WARRANTY OF LANDLORD WITH RESPECT TO THE CONDITION, QUALITY, REPAIR OR FITNESS OF THE PREMISES FOR A PARTICULAR USE OR TITLE THERETO, ALL SUCH WARRANTIES BEING HEREBY WAIVED AND RENOUNCED BY TENANT), consisting of the three parcels of Land, the Improvements, together with any easements, rights, and appurtenances in connection therewith or belonging to said Land and Improvements, and together with any tangible personal property owned by Landlord and located within the Improvements, all being collectively hereinafter referred to as "the Premises". No easement for light, air or view is included with or appurtenant to the Premises.

     (b) Landlord covenants with Tenant, that upon the payment of the Fixed Rent and Additional Rent and the performance of all the terms of this Lease, Tenant shall at all times during the Term, peaceably and quietly enjoy the Premises without any disturbance from Landlord or from any person claiming by, through, or under Landlord. Exercise by Landlord of its rights to come upon the Premises as set forth in this Lease shall not constitute a violation of this paragraph.

      2.  USE:  Tenant may use and occupy the Premises as skilled nursing
          ----
facilities with an aggregate of 396 licensed beds or such additional number of beds as may be permitted by applicable regulatory authorities. In all events, Tenant shall not use or occupy the same, or knowingly permit them to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto, or in any manner which would violate any certificate of occupancy affecting the same or which would make void or voidable any insurance then in force with respect thereto, or which would cause structural injury to the Premises or cause the value or usefulness of the Premises, or any portion thereof, to diminish, or which would constitute a public or private nuisance or waste, and Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use. Tenant shall not use, suffer or permit the Premises, or any portion thereof, to be used by Tenant, any third party or the public, as such, without restriction or in such manner as might impair Landlord's title to the Premises, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third Persons, or of implied dedication of the Premises, or any portion thereof. Nothing contained in this Lease and no action by Landlord shall be construed to mean that Landlord has granted to Tenant any authority to do any act or make any agreement that may create any such third party or public right, title, interest, lien, charge or other encumbrance upon the estate of the Landlord in the Premises, except Permitted Exceptions.

      3.  TERM:
          -----

          (a) The interim term of this Lease ("Interim Term") shall commence on the Commencement Date and end on the last day of the month in which the Commencement Date occurs. The primary term of this Lease (the "Primary Term") shall be for a period of approximately fifteen (15) years, beginning on the first day of the month following the month in which the Commencement Date occurred and ending on December 31, 2012 (the "Lease Expiration Date"), subject to paragraph 25(d).

          (b) The term "Commencement Date" shall mean the date on which the condition set forth in paragraph 28(e) are satisfied. If the Landlord fails to deliver possession of the Premises to Tenant, subject to no possessory rights other than of patients, within 30 days after the Commencement Date, Tenant shall have the right to terminate this Lease by notice to Landlord given no less than 30 days prior to the date of termination.

          (c) Tenant shall have the right, at its option, to renew the Primary Term of this Lease, for one (1) renewal term (the "Renewal Term"), which shall renew the Primary Term for an additional five (5) years. The Renewal Term shall commence on the day after the expiration of the Primary Term and shall expire on the fifth (5th) anniversary of the Lease Expiration Date. The option to renew the Term of this Lease as described above shall be exercised by Tenant by written notice to Landlord given at least six (6) months prior to the Lease Expiration Date. Subject to the provisions of paragraph 4, the terms and conditions of this Lease shall apply to the Renewal Term with the same force and effect as if the Renewal Term had originally been included in the Primary Term of the Lease. If such notice is not given in a timely fashion, the option to renew the term of this Lease shall terminate. The right of Tenant to the Renewal Term shall be conditioned upon (i) Tenant not being in default under this Lease beyond any applicable grace period on the date on which notice of exercise of the renewal option is given and on the Lease Expiration Date, and
(ii) this Lease being in full force and effect as of the Lease Expiration Date. The Interim Term, Primary Term, together with the Renewal Term, shall constitute the "Term" of this Lease.

      4.  RENTAL:  (a)   Tenant shall pay to Landlord the following amounts as
          -------
rent for the Premises:

     (i) During the term of this Lease, Tenant shall pay to Landlord, as fixed monthly rent, the amount of monthly rent specified in the Basic Lease Information (the Fixed Rent).

     (ii) Throughout the term of this Lease, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant for specific obligations under this Lease, whether or not such amounts of money or charges are designated Additional Rent.

     (b) It is the intention of Landlord and Tenant that the Fixed Rent payable by Tenant to Landlord during the entire term of this Lease shall be absolutely net of all costs and expenses incurred in connection with the management, operation, maintenance and repair of the Premises in accordance with this Lease. Landlord shall have no obligations or liabilities whatsoever with respect to the management, operation, maintenance or repair of the Premises during the term of this Lease, and Tenant shall manage, operate, maintain and repair the Premises in accordance with this Lease and shall pay all costs and expenses incurred in connection therewith before such costs or expenses become delinquent. Without limiting the generality of the foregoing, throughout the entire term of this Lease, Tenant shall pay, as Additional Rent, all premiums for all property and liability insurance covering the Premises, all Property Taxes (as defined in paragraph 4(e)) and all Other Taxes (as defined in paragraph 5(b)) that accrue during or are allocable to the terms of this Lease.

     (c) Tenant shall pay all Fixed Rent to Landlord, in arrears, on or before the first day of each and every calendar month during the Term of this Lease without notice, by wire transfer or other electronic means (or otherwise so there are collected funds available to Landlord on the due date). Landlord and Tenant acknowledge that so long as the Loan is outstanding, all Gross Revenues shall be assigned and paid directly to Mortgagee's agent bank. Landlord and Tenant acknowledge that, so long as the Loan is outstanding, that Gross Revenues may in part be paid by transfer of funds by HCFP Funding, Inc. or its successors as receivables lender ("Receivables Lender") to a cash collateral account maintained on behalf of Mortgagee. To the extent the Gross Revenues for an Interest Accrual Period (as defined in the Loan Agreement) exceeds the Fixed Rent (which includes the Required Debt Service Payment), the Basic Carrying Costs Monthly Installment, the Capital Reserve Monthly Installment, the Operating Expense Monthly Installment (as such terms are defined in the Loan Agreement), if any, and all other sums then due and owing under this Lease, if any, Landlord agrees, subject to the terms of the Loan Agreement, to promptly remit such excess to Tenant. Tenant shall pay all Additional Rent owing to third parties promptly when due and shall pay all Additional Rent advanced by Landlord, together with interest at the Overdue Rate, within five (5) business days after demand. Tenant shall pay all Fixed Rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, at the address of Landlord specified in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

     (d) Tenant acknowledges that the late payment by Tenant of any Fixed Rent or reimbursement of Additional Rent advanced by Landlord (including the items described in paragraph 4(b)) will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. If any Fixed Rent is not received by Landlord on or before its due date or if reimbursement for Additional Rent advanced by Landlord is not received by Landlord within five (5) business days after demand, Tenant shall pay to Landlord interest on such delinquent amount at the Overdue Rate until paid. In no event shall payment of interest at the Overdue Rate or of the late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any Rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay all Rent due under this Lease in a timely fashion, including the right to terminate this Lease.
All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the Overdue Rate.

     (e) As security for the performance of its obligations hereunder, Tenant shall be required to maintain reserves in an amount and for such times as are required of Landlord under the Loan Agreement, such amount to be held as provided in paragraph 4(c).

      5.  TAXES; CONTEST OF IMPOSITIONS:
          ------------------------------

     (a) Tenant shall pay, as Additional Rent, all Property Taxes prior to the assessment of any interest or penalty for late payment. Property Taxes shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are at any time levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Premises or any part thereof or any personal property used in connection with the Premises, and are payable during the Term of this Lease. Property Taxes shall be pro rated for the tax year in which the Term hereof ends. If any Property Tax may legally be paid in installments, Tenant shall be liable only for the installments thereof payable during the Term of this Lease. Property Taxes shall not include net income (measured by the income of Landlord from all sources), franchise, capital, documentary transfer or inheritance taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for any Property Taxes, provided Tenant's liability for such Property Taxes shall be limited to the amount calculated as if the Premises and five other properties leased by Landlord to Tenant under leases dated the date hereof were the only assets owned by Landlord.

     (b) Tenant shall pay, as Additional Rent, all Other Taxes prior to the assessment of any interest or penalty for late payment. Other Taxes shall mean all taxes, assessments, excises, levies, fees and charges, including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (i) the Premises,
(ii) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, (iii) any Rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such Rent,
(iv) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or (v) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Other Taxes shall not include net income (measured by the income of Landlord from all sources), franchise, capital, documentary transfer or inheritance taxes of Landlord, unless levied or assessed against Landlord in while or in part in lieu of, as a substitute for any Other Taxes, provided that Tenant's liability for Other Taxes shall be limited to the amount calculated as if the Premises were the only assets owned by Landlord.

     (c) Except for any tax on the net income derived from the Fixed Rent, if at any time during the Term, any method of taxation shall be such that there shall be levied, assessed or imposed on the Landlord, or on the Fixed Rent or Additional Rent, or on the Premises, or any portion thereof, a capital levy, gross receipts tax, occupational license tax or other tax on the Rents received therefrom, or a franchise tax, or an assessment, gross receipts levy or charge measured by or based in whole or in part upon such gross Rents, Tenant, to the extent permitted by law, covenants to pay and discharge the same, it being the intention of the parties hereto that the Fixed Rent to be paid hereunder shall be paid to Landlord absolutely net without deduction or charge of any nature whatsoever, foreseeable or unforeseeable, ordinary or extraordinary, or of any nature, kind, or description, except as otherwise expressly provided in this Lease.

     (d) Tenant covenants to furnish Landlord official receipts of the appropriate taxing authority, if any, or other appropriate proof reasonably satisfactory to Landlord, evidencing the payment of the same.

     (e) Tenant shall have the right to contest the amount or validity, in whole or in part, of any Imposition or to seek a reduction in the valuation of the Premises as assessed for real estate property tax purposes by appropriate proceedings diligently conducted in good faith (but in the case of Property Taxes or Other Taxes only after either payment of such Tax or, in the case of any Imposition where the amount in controversy exceeds $25,000, depositing with Landlord reasonable security for such contingent obligation). Landlord shall not be required to join in any proceeding referred to in this subparagraph (e) unless required by law, in which event Landlord shall, upon written request by Tenant, join in such proceedings or permit the same to be brought in its name. Tenant covenants that Landlord shall not suffer or sustain any costs or expenses (including, but not limited to, counsel fees) or any liability in connection with any such proceeding. No such consent shall subject Landlord to any material civil liability or the risk of any criminal liability. Tenant shall be entitled to any refund and interest thereon of Property Taxes or Other Taxes paid by Tenant, and Landlord will assign (or pay, if previously received by Landlord) its interest in any such refund and interest thereon. Upon conclusion of any such contest in which Tenant does not prevail, Tenant shall pay or perform the Imposition.

      6.  NET LEASE; NON-TERMINABILITY:  (a) This is an absolutely net lease and
          -----------------------------
the Fixed Rent, Additional Rent and all other sums payable hereunder by Tenant shall be paid without notice (except as expressly provided herein), demand, set-off, counterclaim, abatement, suspension, deduction or defense. It is the intention of the parties hereto that the Fixed Rent shall be an absolutely net return to Landlord throughout the term of this Lease. In order that such Rent shall be absolutely net to Landlord, Tenant shall pay when due (except as expressly otherwise permitted herein), and save Landlord harmless from and against, any and all costs, charges and expenses attributable to the Premises, including but not limited to, each fine, fee penalty, charge (including governmental charges), assessments, sewer rent, Impositions, insurance premiums as may be required from time to time by Mortgagee, utility expenses, carrying charges, costs, expenses and obligations of every kind and nature whatsoever, general and special, ordinary and extraordinary, foreseen and unforeseen, the payment for which Landlord or Tenant is, or shall become liable by reason of any rights or interest of Landlord or Tenant in, to or under the Premises or this Lease or in any manner relating to the ownership, leasing, operation, management, maintenance, repair, rebuilding use or occupation of the Premises, or of any portion thereof; provided, however, that nothing herein contained shall be construed as imposing upon Tenant any obligation to pay any estate, inheritance, succession or transfer tax of the Landlord growing out of, or levied in connection with, this Lease or the Landlord's right or interest in the Premises.

     (b) Subject to the provisions of paragraphs 9 and 13 hereof, this Lease shall not terminate, nor shall Tenant have any right to terminate this Lease, nor shall Tenant be entitled to any abatement or reduction of Rent hereunder, nor shall the obligations of Tenant under this Lease be affected, by reason of
(i) any damage to or destruction of all or any part of the Premises from whatever cause, (ii) the taking of the Premises or any portion thereof by condemnation, requisition or otherwise, (iii) the prohibition, limitation or restriction of Tenant's use of all or any part of the Premises, or any interference with such use, (iv) any eviction by paramount title or otherwise,
(v) Tenant's acquisition or ownership of all or any part of the Premises otherwise than as expressly provided herein, or (vi) any default on the part of Landlord under this Lease, or under any other agreement to which Landlord and Tenant may be parties. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Fixed Rent, the Additional Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected unless the requirement to pay or perform the same shall have been terminated pursuant to any express provision of this Lease.

     (c) Tenant agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, rescind or avoid this Lease, notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution or winding-up or other proceeding affecting Landlord or its successor in interest, or (ii) any action with respect to this Lease which may be taken by any trustee or receiver of Landlord or its successor in interest or by any court in any such proceeding.

     (d) Tenant waives all rights which may now or hereafter be conferred by law
(i) to quit, terminate or surrender this Lease or the Premises or any part thereof, or (ii) to any abatement, suspension, deferment or (except as provided in paragraphs 9 and 13) reduction of the Fixed Rent, Additional Rent or any other sums payable under this Lease, except as otherwise expressly provided herein.

      7.  SERVICES
          --------

     Tenant shall, at Tenant's sole cost and expense, supply the Premises with electricity, heating, ventilating and air conditioning, water, natural gas, lighting, replacement for all lights, restroom supplies, telephone service, window washing, security service, janitor, scavenger and disposal services (including hazardous and biological waste disposal), and such other services as Tenant determines to furnish to the Premises. Except to the extent damage or loss results directly from the wilful act of Landlord, Landlord shall not be in default hereunder or be liable for any damage or loss directly or indirectly resulting from, and in no event shall the Fixed Rent or Additional Rent be abated or a constructive or other eviction be deemed to have occurred by reason of, the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, any failure to furnish or delay in furnishing any such services, whether such failure or delay is caused by accident or any condition beyond the control of Landlord or Tenant or by the making of repairs or improvements to the Premises, or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any form of energy serving the Premises, whether such results from mandatory governmental restriction or voluntary compliance with governmental guidelines. Tenant shall pay the full cost of all of the foregoing services and all other utilities and services supplied to the Premises as Additional Rent.

      8.  REPAIRS AND MAINTENANCE; REPLACEMENT:
          -------------------------------------

     (a) Tenant shall, at its own sole cost and expense, keep the Premises in good order and condition, at all times on and after commencement of the Term to and including the date of the termination of the Term, by lapse of time or otherwise. Tenant shall, at its sole cost and expense, promptly and adequately repair the Premises and all its component parts, and replace or repair all landscaping and all damaged or broken fixtures, (including Tenant's Trade Fixtures) and appurtenances.

     In addition, to the extent necessary to keep the Premises in good repair and condition, Tenant shall, at its sole cost and expense, timely and properly maintain, repair and to the extent necessary, replace all of the Premises including, but not necessarily limited to, parking lot surface and stripes, mechanical systems, electrical and lighting systems, plumbing and sewage systems, roof, foundations and floor slabs, glazing systems, structural steel, masonry walls and wall enclosures, and water tightness of all curtain walls by a qualified engineer or otherwise, so as to preserve and protect the useful life, utility and value of such component, but in all events so as to preserve the effectiveness of any warranty relating thereto. In addition, Tenant shall, at its sole cost and expense, maintain and repair or replace, or cause others to maintain and repair or replace, as the case may be, the roof, and repair or replace any material defect in materials or workmanship relating to the foundation, columns, and structural steel which comprise a part of the Premises. If any building system or component shall become obsolete or uneconomic to repair, Tenant shall, at its sole cost and expense, remove such item from the Premises and, promptly replace it with an item of comparable initial value and function. Without limiting the right of Tenant to perform maintenance in accordance with this Lease, Tenant shall obtain Landlord's prior written consent before making any material change in the structure of the Improvements or any building system. Tenant shall, upon Landlord's request, deliver to Landlord a written statement showing all removals and replacements of such systems or components during the preceding calendar year, including manufacturers, model numbers, and serial numbers; Landlord shall have 30 days after delivery of such statement to object to any item therein, and such statement shall thereafter be conclusive as to all items not objected to. Landlord, may upon 48 hours prior notice cause independent private inspectors, qualified in the specific discipline, to make inspections of any building and building systems on the Premises or segments thereof to determine Tenant's compliance under this paragraph 8. Landlord shall endeavor to minimize the interference with Tenant's use of the Premises during any such inspection.

     Landlord may, but is not required to, after five (5) business days notice to Tenant (except in the case of emergency, in which case Tenant shall be given notice contemporaneously with entry), enter the Premises and make such repairs, alterations, improvements, additions, replacements or maintenance as Landlord deems reasonably necessary and which Tenant failed to do as required in this Lease after notice and the expiration of any applicable grace period, and Tenant shall pay Landlord as Additional Rent forthwith upon being billed for same by Landlord the cost thereof. Such amounts shall bear interest at the Overdue Rate from the date of billing until paid.

     (b) It is intended by Tenant and Landlord that Landlord shall have no obligation, in any manner whatsoever except in the case of damage caused by Landlord's wilful act, to repair or maintain the Premises (or any equipment therein), whether structural or nonstructural, all of which obligations are intended, as between Landlord and Tenant, to be those of Tenant. Tenant expressly waives the benefit of any statute now or in the future in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

     (c) Tenant shall maintain on the Premises, and turn over to Landlord upon expiration or termination of this Lease, current operating manuals for the equipment now or hereafter located on the Premises.

     (d) Tenant covenants not to install any underground storage tank on the Land without the prior written consent of Landlord, which will not be unreasonably withheld.

      9.  DESTRUCTION OF OR DAMAGE TO PREMISES:    If the Premises, or any part
          -------------------------------------
thereof, is damaged by fire or other casualty during the Term of this Lease, Tenant shall repair such damage and restore the Premises to substantially the same or better condition as existed before the occurrence of such fire or other casualty using materials of the same or better grade than that of the materials being replaced, and this Lease shall remain in full force and effect. Such repair and replacement by Tenant shall be done in accordance with paragraph 22 and the standards of paragraph 8 and Tenant shall, at its expense, obtain all permits required for such work; if necessary, Landlord will join at Tenant's expense in the application for any permit. In no event shall Fixed Rent or Additional Rent abate, nor shall this Lease terminate by reason of such damage or destruction. Provided Tenant has (i) delivered to Landlord plans and specifications and a budget for such repair and restoration (all of which Landlord shall have approved in its reasonable judgment), and (ii) deposited with Landlord or the Proceeds Trustee hereinafter mentioned cash in the sum equal to the excess, if any, of the total cost set forth in such approved budget over the amount of insurance proceeds received on account of such casualty, then Landlord shall make available to Tenant all insurance proceeds actually received by Landlord on account of such casualty, for application to the costs of such approved repair and restoration, as set forth below, all of which provision are expressly subject to the terms of the Loan Agreement and the other Loan Documents referred to therein.

    All insurance proceeds shall be paid to or deposited with either a bank or trust company designated by Landlord, subject to the reasonable approval of Tenant (herein called the "Proceeds Trustee") in the name of the Proceeds Trustee as trustee for Landlord and Tenant and disbursed in the manner hereinafter provided. In the event Landlord mortgages the Premises with a First Mortgage, the mortgagee thereunder may, at its option, be appointed Proceeds Trustee for so long as such First Mortgage remains outstanding and such Mortgage does not control Landlord or is not controlled by or under common control with Landlord. Landlord shall use its best efforts to obtain insurance proceeds and interest thereon pursuant to the governing terms of the Mortgage for the purpose of reimbursing Tenant for the cost of repair and replacement.

      10. INSURANCE, HOLD HARMLESS AND INDEMNIFICATION:
          ---------------------------------------------

     (a) Landlord shall not be liable to Tenant for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord. Tenant waives all claims against Landlord arising from any liability described in this paragraph 10(a), except to the extent caused by the gross negligence or willful misconduct of Landlord.

     (b) Tenant hereby agrees to indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations hereunder, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof or any part of the building or the land constituting a part of the Premises arising at any time and from any cause whatsoever (except to the extent caused by the gross negligence or willful misconduct of Landlord) or occurring outside the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. This paragraph 10(b) shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination. THE WAIVER PROVISION IN PARAGRAPH 10(a) AND THE INDEMNITY PROVISION IN THIS PARAGRAPH 10(b) ARE INTENDED TO EXCULPATE AND INDEMNIFY LANDLORD FROM AND AGAINST ANY LIABILITY OF LANDLORD BASED ON ANY APPLICABLE DOCTRINE OF STRICT LIABILITY.

     (c) Tenant shall, at all times and during the term of this Lease when the Loan is not outstanding and at Tenant's sole cost and expense, obtain and keep in force comprehensive commercial general liability and special cause of loss insurance, including contractual liability (specifically covering this Lease), cross liability, fire legal liability, and premises operations, all on an "occurrence" policy form, with a minimum combined single limit in the amount of $5,000,000 per occurrence for bodily or personal injury to, illness of, or death of persons and damage to property occurring in, on or about the Premises, and such insurance shall name the Landlord and any Mortgagee as additional insureds. Tenant shall, at Tenant's sole cost and expense, be responsible for insuring Tenant's furniture, equipment, fixtures, computers, office machines and personal property.

     (d) Tenant shall, at all times during the term of this Lease when the Loan is not outstanding and at Tenant's sole cost and expense, obtain and keep in force worker's compensation and employer's liability insurance in all states in which the Premises and any other operations of the Tenant are located and any other state in which the Tenant or its contractors or subcontractors may be subject to any statutory or other liability arising in any manner whatsoever out of the actual or alleged employment of others.

     (e) Tenant shall, at all times during the term of this Lease when the Loan is not outstanding, at Tenant's sole cost and expense, obtain and keep in force or, at Tenant's option after 30 day written notice to Landlord, reimburse Landlord for the cost of (a) insurance against loss (including earthquake and flood) or damage to the Premises by fire and all other risks of physical loss (including earthquake and flood) covered by insurance of the type now known as "all risk," with difference in conditions coverage, in an amount not less than the full replacement cost of the Premises (without deduction for depreciation), including the cost of debris removal and such endorsements as Landlord may reasonably require, and containing "Replacement Cost" and "Agreed Amount" endorsements; (b) boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, ventilation and air conditioning equipment, and elevator and escalator equipment, provided the Premises contain equipment of such nature and insurance against loss of occupancy or use arising from any breakdown of any such items, in such amounts as Landlord may reasonably determine; (c) plate glass insurance in such amounts as Landlord may reasonably determine if the Premises contain plate glass; (d) business interruption insurance insuring that the Fixed Rent will be paid to Landlord for up to eighteen months if the Premises are destroyed or rendered untenantable by any cause insured against (it being understood that the existence of such insurance does not reduce Tenant's obligation to pay Fixed Rent without diminution); and (e) insurance in amounts and against such other risks as Landlord or Mortgagee may reasonably require and against such risks as are customarily insured against by operators of similar properties.

     (f) All insurance required to be maintained by Tenant under this paragraph 10 and all renewals thereof shall be issued by good and responsible companies qualified to do and doing business in the state of where the Premises are located and having a Standard and Poor's Corporation claims paying ability rating of at least "AA" and shall be reasonably satisfactory to Landlord. All deductible amounts under each such insurance policy shall be subject to Landlord's prior written approval. Each policy to be maintained by Tenant shall expressly provide that the policy shall not be canceled or altered without thirty (30) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty (30) days shall have expired. All insurance under this paragraph 10 to be maintained by Tenant shall name Landlord, Mortgagee and any other parties designated by Landlord as an additional insured and loss payee, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. Upon the issuance of each such policy to be maintained by Tenant, Tenant shall deliver each such policy or a certified copy and a certificate thereof (Acord 27 form) to Landlord for retention by Landlord. Tenant may maintain the insurance required by this paragraph 10 under blanket insurance policies, provided that the insurer provides evidence that an amount necessary to meet the requirements of this paragraph 10 has been reserved for the Premises.

     (g) Tenant waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Landlord insuring or covering the Premises or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall, prior to or immediately after the date of this Lease, procure from each of the insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this paragraph 10(g).

     (h) While the Loan is outstanding during the term of this Lease, Tenant shall obtain, at its sole cost and expense, insurance of the character, in the amounts, with the deductibles and endorsements and with the insureds and loss payees as required by Section 2.5 of the mortgages securing the Loan.

     11. COMPLIANCE WITH LAWS, COVENANTS:
         --------------------------------

     (a) Tenant shall throughout the Term promptly comply or cause compliance with or remove or cure any violation of any and all present and future laws, including, without limitation, the Americans with Disabilities Act of 1990, as the same may be amended from time to time, ordinances (zoning or otherwise), orders, rules, regulations and requirements of all Federal, State, municipal and other governmental bodies having jurisdiction over the Premises and the appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Premises are situated, or any other body now or hereafter constituted exercising lawful or valid authority over the Premises, or any portion thereof, or the sidewalks, curbs, roadways, alleys or entrances adjacent or appurtenant thereto, or exercising authority with respect to the use or manner of use of the Premises, or such adjacent or appurtenant facilities, and whether the compliance, curing or removal of any such violation and the costs and expenses necessitated thereby shall have been foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord or Tenant or shall involve any change in governmental policy, or require structural or extraordinary repairs, alterations or additions by Tenant and irrespective of the amount of the costs thereof. Tenant, at its sole cost and expense, shall comply with all agreements, contracts, easements, restrictions, reservations or covenants, if any, running with the land, or hereafter created by Tenant or consented to, in writing, by Tenant or requested, in writing, by Tenant. Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time in force with respect to the Premises and required to be obtained and maintained under the terms of paragraph 11 hereof and shall comply with all development permits issued by governmental authorities issued in connection with development of the Premises.

     (b) If Tenant shall at any time fail to pay any Imposition in accordance with the provisions of paragraph 4, or to take out, pay for, maintain and deliver any of the insurance policies or certificates of insurance provided for in paragraph 10, or shall fail to make any other payment or perform any other act on its part to be made or performed hereunder after any required notice and the expiration of any applicable grace period, then Landlord, after five business (5) days prior written notice to Tenant (or without notice in situations where Landlord determines that delay is likely to cause harm to Landlord's interest in the Premises), and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may, but shall be under no obligation to do so,

          (i) pay any Imposition payable by Tenant pursuant to the provisions of this paragraph 11;

          (ii) take out, pay for and maintain any of the insurance policies provided for in paragraph 10; or

          (iii) make any other payment or perform any other act on Tenant's part to be paid or performed hereunder, except that any time permitted to Tenant to perform any act required to be performed by Tenant hereunder shall be extended for such period as may be necessary to effectuate such performance, provided Tenant is continuously, diligently and in good faith prosecuting such performance.

Landlord may enter upon the Premises for any such purpose and take all such action therein or thereon as may be necessary therefor. All sums, reasonable under the circumstances, actually so paid by Landlord and all costs and expenses, including reasonable attorney's fees and the administrative fee referred to in paragraph 8(a), incurred by Landlord in connection with the performance of any such act, together with interest thereon at the Overdue Rate, shall be paid by Tenant to Landlord on demand and submission of reasonable evidence of such expenditures. Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Tenant, and which would have been payable upon such insurance, but Landlord shall also be entitled to recover, as damages for such breach, the uninsured amount of any loss (to the extent of any deficiency between the dollar limits of insurance required by the provisions of this Lease and the dollar limits of the insurance actually carried by Tenant), damages, costs and expenses of suit, including reasonable attorney's fees, suffered or incurred by reason of damage to or destruction of the Premises, or any portion thereof or other damage or loss which Tenant is required to insure against hereunder, occurring during any period when Tenant shall have failed or neglected to provide insurance as aforesaid.

      12. PARTIAL TAKING:
          ---------------

     If less than substantially all of the Premises shall be taken for public or quasi-public purposes, Tenant will promptly, at its sole cost and expense, restore, repair, replace or rebuild the improvements so taken in conformity with the requirements of paragraph 8 as nearly as practicable to the condition, size, quality of workmanship and market value thereof immediately prior to such taking, without regard to the adequacy of any condemnation award for such purpose. There shall be no abatement of Rent during such period of restoration. Subject to the terms of the Subordination, Non-Disturbance and Attornment Agreement among Landlord Tenant and Nomura Asset Capital Corporation, Tenant shall be entitled to all condemnation proceeds available to Landlord under the same terms and conditions for disbursement set forth for casualty proceeds in paragraph 9 hereof. Any condemnation proceeds in excess of the amounts as are made available to Tenant for restoration or repair of the Premises, shall be the sole and exclusive property of Landlord. Tenant shall have the right to participate in condemnation proceedings with Landlord, and shall be entitled to receive any award made by the condemning authority in respect of business loss or, if available, business relocation and any other claim permitted by law which does not, in any such case, diminish Landlord's recovery.


      13. SUBSTANTIAL TAKING:
          -------------------

      If all or substantially any of the nursing homes constituting a part of the Premises (a "Unit") shall be taken for public or quasi-public purposes, or if Tenant, after any taking affecting a Unit or access thereto, determines that such event has rendered such Unit unavailable for use or unsuitable for restoration for continued use and occupancy in Tenant's business, then Tenant, in lieu of rebuilding as contemplated by Paragraph 12, shall, not later than 90 days after such occurrence, deliver to Landlord (i) notice of its intention to terminate this Lease as to such Unit on a date occurring not more than 95 days nor less than 60 days after such notice (the Termination Date), (ii) a certificate of Tenant describing the event giving rise to such termination and stating that such event has rendered such Unit unavailable for use or unsuitable for restoration for continued use and occupancy in Tenant's business, and (iii) an irrevocable offer to purchase such Unit on the next date for the payment of Fixed Rent (the "Termination Date") which occurs not less than 45 days after the delivery of such notice, at a price of $3,840,000 in the case of the Unit located in Hampden, $10,900,000 in the case of the Unit located in East Longmeadow, and $5,800,000 in the case of the Unit located in West Springfield, plus in each case all costs of transferring title to the Premises to Tenant, including without limitation all transfer taxes, recording fees and any unwind costs resulting from a prepayment of debt secured in part by such Unit (including prepayment premiums, make whole amounts and defeasance costs with respect to the Loan or any other Mortgage). Landlord shall accept or reject such offer by notice given to Tenant not later than thirty (30) days after receipt of Tenant's notice, and if Landlord fails to act, it shall be presumed to have accepted the offer. If Landlord shall have accepted such offer or is deemed to have accepted such offer, on the Termination Date, Landlord shall convey by special warranty deed to Tenant any remaining portion of the affected Unit free of liens and encumbrances (except those existing on the Commencement Date or thereafter created with the written consent of the Tenant), along with the right to receive any condemnation award relating to such Unit to which Landlord is entitled. If Landlord rejects such offer, this Lease shall terminate on the Termination Date except for liabilities which accrued prior thereto. Upon payment of all Fixed Rent and Additional Rent payable through the Termination Date, this Lease shall terminate as to the affected Unit on the Termination Date, except with respect to liabilities which arose on or prior to the Termination Date. After the Termination Date with respect to any Unit, Fixed Rent hereunder shall be reduced by a fraction thereof, the numerator of which fraction is the fixed dollar purchase price specified above for the Unit as to which this Lease has terminated, and the denominator of which is the sum of all such fixed dollar purchase prices specified above for Units which were subject to this Lease immediately prior to such Termination Date.

      14. DEFAULT: Events of Default.
          ---------------------------

     The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:

     (a) Tenant fails to pay any Fixed Rent as and when such Fixed Rent becomes due; or

     (b) Tenant fails to pay any Additional Rent as and when such Additional Rent becomes due and payable and such failure continues for more than five (5) days after Landlord gives written notice thereof to Tenant; or

     (c) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than thirty (30) days after Landlord's giving written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of thirty (30) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of ten (10) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within 260 days after Tenant's acquisition of knowledge or notice of such failure or breach; or

     (d) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property, or (iv) takes action for the purpose of any of the foregoing; or

     (e) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within ninety (90) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (iii) ordering the dissolution, winding-up or liquidation of Tenant; or

     (f) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or

     (g) Tenant's representations or warranties contained in this Lease or in any certificate delivered pursuant hereto or thereto shall have been incorrect in any material adverse way when made.

          Landlord may treat the occurrence of any one or more of the foregoing Events of Default as a breach of this Lease. For so long as such Event of Default continues, Landlord, at its option and with or without notice or demand of any kind to Tenant or any other person, may have any one or more of the remedies provided in this Lease, in addition to all other remedies and rights provided at law or in equity.

      15. REMEDIES:  In the event of any Event of Default, Landlord may, in
          ---------
addition to, and not in derogation of any remedies for any preceding breach, with or without notice of demand (except as otherwise expressly provided herein) and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such Event of Default:

     (a) Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice (which shall not be less than ten (10) days after such notice is delivered), Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

          (i) The worth of all unpaid Rent which had been earned at the time of termination;

          (ii) The worth at the time of termination of the amount by which all unpaid Rent for the balance of the term of this Lease after the time of termination exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

          (iii) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of determination" of the amounts referred to in clause (i) above shall be computed by allowing interest at the Overdue Rate. The "worth at the time of determination" of the amount referred to in clause (ii) above shall be computed by discounting such amount at the discount rate of the Boston Federal Reserve Bank at the time of award plus one percent (1%). For the purpose of determining unpaid Rent under clause (i) and (ii) above, the Rent reserved in this Lease shall be deemed to be the total Rent payable by Tenant under paragraph 4 hereof.

     (b) If an Event of Default shall have occurred and be continuing, Landlord shall have the immediate right, whether or not this Lease shall have been terminated pursuant to paragraph 15, to re-enter and repossess the Premises or any part thereof by notice and judicial proceedings, and shall have the right to remove all persons and property therefrom. Landlord shall be under no liability for or by reason of any such re-entry, repossession or removal. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such election is delivered to Tenant pursuant to this paragraph 15 or unless termination of this Lease is ordered by a court of competent jurisdiction.

     (c) Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all Rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

     (d) All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of Fixed Rent or Additional Rent.

     (e) If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner. Landlord shall have the right, but not the obligation, to sublet the Premises on reasonable terms for the account of Tenant, and Tenant shall be liable for all costs of such subletting, including without limitation the cost of preparing the Premises for subtenants and leasing commissions paid to brokers.

     16. SUBORDINATION:
         --------------

     (a) Subordination, Non-Disturbance.  Tenant agrees at any time hereafter,
         ------------------------------
and from time to time within ten (10) days of written request of Landlord, to execute and deliver to Landlord an instrument in the form customarily used by any institutional investor becoming a Mortgagee subjecting and subordinating this Lease to the lien of any mortgage, deed of trust, security instrument, ground or underlying lease or other document of like nature (hereinafter collectively referred to as "Superior Mortgage") which at any time may be placed upon the Premises, or any portion thereof, by Landlord, and to any replacements, renewals, amendments, consolidations, modifications, extensions or refinancing thereof, and to each and every advance made under any Superior Mortgage. It is agreed, nevertheless, that so long as there exists no Event of Default, such subordination agreement or other instrument, release or document (herein "Subordination Agreement") shall not interfere with, hinder or reduce Tenant's right to quiet enjoyment under this Lease, nor the right of Tenant to continue to occupy the Premises, and all portions thereof, and to conduct its business thereon in accordance with the covenants, conditions, provisions, terms and agreements of this Lease. The costs of preparing and recording such document shall be borne by Landlord, but Tenant shall be responsible for its own counsel fees.

     (b) Mortgagee Protection Clause.  In the event of any act or omission of
         ---------------------------
Landlord constituting a default by Landlord, Tenant shall not exercise any remedy until Tenant has given Landlord and any Mortgagee of the Premises written notice of such act or omission, and until a reasonable period of time (not to exceed 30 business days) to allow Landlord or the Mortgagee to remedy such act or omission shall have elapsed following receipt of such notice. However, if such act or omission cannot, with due diligence and in good faith, be remedied within such period or cannot be cured simply by the payment of money, the Landlord and the Mortgagee shall be allowed such further period of time as may be reasonably necessary provided that it commences remedying the same with due diligence and in good faith and thereafter diligently prosecutes such cure, provided such cure period shall not extend beyond 270 days after the notice of such default. Nothing herein contained shall be construed or interpreted as requiring any Mortgagee receiving such notice to remedy such act or omission.

     (c) Attornment.  If any Mortgagee shall succeed to the rights of Landlord
         ----------
under this Lease or to ownership of the Premises, whether through possession or foreclosure or the delivery of a deed to the Premises in lieu of foreclosure, then such Mortgagee shall automatically be deemed to have recognized this Lease and to assume the obligations of Landlord hereunder accruing on and after the date such Mortgagee acquired title to the Premises, and Tenant shall attorn to and recognize such Mortgagee as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Mortgagee may reasonably request to evidence such attornment (whether before or after the making of the Mortgage). In the event of any other transfer of Landlord's interest hereunder, such transferee shall automatically be deemed to have recognized this Lease and to assume the obligations of Landlord hereunder accruing on and after the date of such transfer, Tenant shall attorn to and recognize such transferee as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such transferee and Landlord may reasonably request to evidence such attornment.

     (d) Upon ten days' advance written notice, Tenant agrees to execute, acknowledge and deliver a document consenting to the assignment by Landlord of this Lease to a Mortgagee, in a form then in use among institutional lenders, with such changes therein as may be reasonably requested by the Mortgagee.

      17. LANDLORD'S RIGHT OF ENTRY:  Landlord, Mortgagee  and their respective
          --------------------------
designees shall have the right to enter the public areas of the Premises at any time during normal business hours and any part of the Premises on 48 hours advance notice and to inspect the same, post notices of non-responsibility, exhibit the Premises to prospective purchasers and mortgagees, and examine Tenant's books and records pertaining to the maintenance of the Premises, insurance policies, certificates of occupancy and other documents, records and permits in Tenant's possession with respect to the Premises, all of which shall be customary and adequate and reasonably satisfactory to Landlord.

      18. NOTICES:  Notices, statements, demands, or other communications
          --------
required or permitted to be given, rendered or made by either party to the other pursuant to this Lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Lease) and shall be deemed to have been properly given, rendered or made, when received by overnight delivery or overnight courier delivery (of if such delivery is refused) or facsimile transmission with a confirmation copy sent by overnight delivery or by overnight courier delivery addressed to the other parties as follows:

     To Landlord:

     G&L Hampden, LLC
     439 North Bedford Drive
     Beverly Hills, California 90210
     Attention: Mark Hamermesh
     Fax: (310) 859-9032

     With a copy to:

     Day, Berry & Howard
     260 Franklin Street
     Boston, Massachusetts 02110
     Attention: Lewis A. Burleigh, Esq.
     Fax: (617) 345-4745

     With a further copy to:

     Gilchrist & Rutter
     1299 Ocean Avenue, Suite 900
     Santa Monica, California 90401
     Attention: James R. Andrews, Esq.
     Fax: (310) 394-4700

     To Tenant:

     Hampden Holding Group, Inc.
     c/o Iatros Health Network, Inc.
     Ten Piedmont Center, Suite 400
     Atlanta, Georgia 30305
     Attention: Judson H. Simmons
     Fax: (404) 262-7627

     To Mortgagee:

     Nomura Asset Capital Corporation
     Two World Financial Center
     Building B, 20th Floor
     New York, New York 10281
     Attention: Cheryl McAfee
     Fax: (212) 667-1526

     With a copy to:

     Dechert, Price & Rhoads
     30 Rockefeller Plaza
     New York, New York 10112
     Attention: G. Monique Escudero, Esq.
     Fax: (212) 698-3599

Any party listed in this paragraph 18 may, by notices as aforesaid, designate a different address for addresses for notice, statements, demands or other communications intended for it.


     19. ESTOPPEL CERTIFICATE; FINANCIAL DATA:
         -------------------------------------

     (a) At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a certificate certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date determined in accordance with paragraph 3 and the date, if any, to which all Rent and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any default by Tenant hereunder which has not been cured, except as to defaults specified in such certificate; (d) that, to the best of Tenant's knowledge, Landlord is not in default under this Lease, except as to defaults specified in such certificate; and (e) such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by Landlord and any actual or prospective purchaser or mortgage lender of the Premises or any part thereof.

     (b) Tenant shall deliver to Landlord and to any prospective lender or purchaser designated by Landlord, promptly upon their filing with the Securities and Exchange Commission, copies of its annual report on Form 10-K and quarterly reports on Form 10-Q. If at any time, Tenant is not a reporting company under the Securities Exchange Act of 1934, as amended, Tenant shall instead deliver the following information: within 120 days after the end of each fiscal year of Tenant, an audited balance sheet of Tenant and its consolidated subsidiaries as at the end of such year, an audited statement of profits and losses of Tenant and its consolidated subsidiaries for such year, and an audited statement of cash flows of Tenant and its consolidated subsidiaries for such year, setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year in reasonable detail and scope and certified by independent certified public accountants of recognized national standing selected by Tenant; and within 45 days after the end of each of the first three fiscal quarters of Tenant a balance sheet of Tenant and its consolidated subsidiaries as at the end of such quarter, statements of profits and losses of Tenant and its consolidated subsidiaries for such quarter and a statement of cash flows of Tenant and its consolidated subsidiaries for such quarter, setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified to be true and complete by a financial officer of Tenant having knowledge thereof; the foregoing financial statements all being prepared in accordance with generally accepted accounting principles, consistently applied.

     (c) Landlord shall have the right to visit the offices of Tenant, to discuss its business and finances with its senior officers, and to inspect its financial records relating to the Premises.


     20. MECHANICS' LIENS:
         -----------------

     Liens and Right of Contest.  (a)  Tenant shall not suffer or permit any
     --------------------------
mechanic's lien or other lien to be filed or recorded against the Premises, equipment or materials supplied or claimed to have been supplied to the Premises at the request of Tenant, or anyone holding the Premises, or any portion thereof, through or under Tenant whereby the estate, rights or title of Landlord are encumbered. If any such mechanic's lien or other lien shall at any time be filed or recorded against the Premises, or any portion thereof, Tenant shall cause the same to be discharged of record within sixty (60) days after the date of filing or recording of the same. However, in the event Tenant desires to contest the validity of any such lien, it shall notify Landlord in writing that Tenant intends to so contest same and, on or before the due date thereof, post a bond or otherwise discharge of record or procure title insurance over such lien.

     If Tenant complies with the foregoing, and Tenant continues, in good faith, to contest the validity of such lien by appropriate legal proceedings which shall operate to prevent the collection thereof and the sale or forfeiture of the Premises, or any part thereof, to satisfy the same, Tenant shall be under no obligation to pay such lien until such time as the same has been decreed, by court order, to be a valid lien on the Premises. Any surplus deposit retained by Landlord, after the payment of the lien shall be repaid to Tenant. Landlord agrees not to pay such lien during the period of Tenant's contest in accordance with this paragraph. If Tenant fails to discharge or contest any such lien in accordance with this paragraph and Landlord pays for the discharge of any such lien or any part thereof from funds of Landlord, any amount paid by Landlord, together with all costs, fees and expenses in connection therewith (including reasonable attorney's fees of Landlord), together with interest thereon at the Overdue Rate, shall be repaid by Tenant to Landlord on demand by Landlord. Tenant shall indemnify and defend Landlord against and save Landlord and the Premises, and any portion thereof, harmless from and against all losses, costs, damages, expenses, liabilities, suits, penalties, claims, demands and obligations, including, without limitation, reasonable attorney's fees, resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien or the attempt by Tenant to discharge same as above provided.

     (b) All materialmen, contractors, artisans, engineers, mechanics, laborers and any other Person now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to the Premises, or any portion thereof, are hereby charged with notice that they must look exclusively to Tenant to obtain payment for the same. Notice is hereby given that Landlord shall not be liable for any labor, services, materials, supplies, skill, machinery, fixtures or equipment furnished or to be furnished to Tenant upon credit, and that no mechanic's lien or other lien for any such labor, services, materials, supplies, machinery, fixtures or equipment shall attach to or affect the estate or interest of Landlord in and to the Premises, or any portion thereof.

     (c) Without Landlord's prior written consent, which shall be given or withheld in Landlord's sole discretion, Tenant shall not create, permit or suffer, and, subject to the provisions of paragraph 20(a) hereof, shall promptly discharge and satisfy of record, any other lien, encumbrance, charge, security interest, or other right or interest which, as a result of Tenant's action or inaction contrary to the provisions hereof, shall be or become a lien, encumbrance, charge or security interest upon the Premises, or any portion thereof, or the income therefrom, other than Permitted Encumbrances.

      21. END OF TERM:  (a)  Upon the expiration or earlier termination of the
          ------------
Term of this Lease, Tenant shall surrender the Premises to Landlord in the same condition and suitable for the same use in which the Premises was originally received from Landlord except as repaired, rebuilt or altered as required or permitted by this Lease, and shall surrender all keys to the Premises to Landlord at the place then fixed for notices to Landlord and shall inform Landlord of all combinations on locks, safes and vaults, if any. Except as otherwise provided herein, Tenant shall at such time remove all of its property (including Tenant's Trade Fixtures) therefrom, if so requested by Landlord. Tenant shall repair any damage to the Premises caused by such removal, and any and all such property not so removed when required shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant. Notwithstanding the foregoing, Tenant shall have no obligation to surrender any of Tenant's Trade Fixtures.

     (b) If the Premises are not surrendered as above set forth, Tenant shall pay to Landlord a sum equal to 110% of the Fixed Rent herein provided during each month or portion thereof for which Tenant shall remain in possession of the Premises or any part thereof after the termination of the Term or of Tenant's rights of possession, whether by lapse of time or otherwise. The provisions of this paragraph 21(b) shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein, at law or at equity.

     (c) All property of Tenant not removed on or before the last day of the Term of this Lease shall be deemed abandoned. Tenant hereby appoints Landlord its agent to remove all property of Tenant, including Tenant's Trade Fixtures, from the Premises upon termination of this Lease and to cause its transportation and storage for Tenant's benefit, all at the sole cost and risk of Tenant and Landlord shall not be liable for damage, theft, misappropriation or loss thereof and Landlord shall not be liable in any manner in respect thereto. Tenant shall pay all costs and expenses, reasonable under the circumstances, of such removal, transportation and storage. Tenant shall reimburse Landlord upon demand for any expenses reasonably and actually incurred by Landlord with respect to removal or storage of abandoned property and with respect to restoring said Premises to good order, condition and repair.

     (d) Except for surrender upon the expiration or earlier termination of the Term hereof, no surrender to Landlord of this Lease or of the Premises shall be valid or effective unless agreed to and accepted in writing by Landlord.

     22. ALTERATIONS; CAPITAL IMPROVEMENT RESERVE:
         ----------------------------------------

     (a) Tenant shall not make any alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent (which will not be unreasonably withheld or delayed). Notwithstanding the preceding sentence, Tenant may make such alterations, additions or improvements without Landlord's consent only if (i) such alterations, additions or improvements will be in compliance with all applicable laws, codes, rules, regulations and ordinances,
(ii) such alterations, additions or improvements will not reduce the fair market value of the Premises, considered as unencumbered by this Lease, and (iii) such alterations, additions or improvements will not adversely affect in any way the structural, exterior or roof elements of the Premises or mechanical, electrical, plumbing, utility or life safety systems of the Premises. Tenant shall give prior written notice to Landlord of any such alterations, additions or improvements having an estimated project cost of more than $25,000. In no event shall Tenant install underground storage tanks or fuel systems on the Premises without Landlord's prior written consent, which shall not be unreasonably withheld or delayed.

     (b) All alterations, additions or improvements requiring Landlord's consent shall be made at Tenant's sole cost and expense as follows:

          (i) Tenant shall submit to Landlord, for Landlord's written approval, complete plans and specifications for all work to be done by Tenant. Such plans and specifications shall be prepared by the licensed architect(s) and engineer(s), shall comply with all applicable codes, ordinances, rules and regulations, shall not adversely affect the structural elements of the Premises, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Premises, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion.

          (ii) Landlord shall notify Tenant in writing within thirty (30) days whether Landlord approves, approves on condition that Tenant reverse the alteration at Tenant's expense at the termination or expiration of this Lease, or disapproves such plans and specifications; Landlord shall describe the reasons for any such disapproval which reasons must be based on either noncompliance with law or insurance policies or on reduction of the value or utility of the Premises. If Landlord does not respond within such 30 day period, Tenant may send a second notice, prominently marked "Second Notice--Failure to Respond Will Result in Deemed Approval", and if Landlord fails to respond within ten (10) business days, the proposed plans and specifications shall be deemed approved. Tenant may submit to Landlord revised plans and specifications for Landlord's prior written approval, which approval shall not be withheld or delayed if (a) the work to be done would not adversely affect the value, character, rentability or usefulness of the Premises or any part thereof, or (b) the work to be done shall be required by any Law (hereinafter defined). Tenant shall pay all costs, including the fees and expenses of the licensed architect(s) and engineer(s), in preparing such plans and specifications.

          (iii) All material changes in the plans and specifications approved by Landlord shall be subject to Landlord's prior written approval on the same terms and conditions as set forth above. If Tenant wishes to make such change in approved plans and specifications, Tenant shall have such architect(s) and engineer(s) prepare plans and specifications for such change and submit them to Landlord for Landlord's written approval. Landlord shall notify Tenant in writing promptly whether Landlord approves, approves on condition that Tenant reverse the alteration at Tenant's expense at the termination or expiration of this Lease, or disapproves such change and, if Landlord disapproves such change, Landlord shall describe the reasons for disapproval. Tenant may submit to Landlord revised plans and specifications for such change for Landlord's written approval. After Landlord's written approval of such change, such change shall become part of the plans and specifications approved by Landlord.

          (iv) Tenant shall obtain and comply with all building permits and other government permits and approvals required in connection with the work. Tenant shall, through Tenant's licensed contractor, perform the work substantially in accordance with the plans and specifications approved in writing by Landlord or deemed approved by Landlord. Tenant shall pay, as Additional Rent, the entire cost of all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) actually performed or obtained. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expenses incurred by Tenant on account of any plans and specifications, contractors or subcontractors, design of any work, construction of any work, or delay in completion of any work.

     (c) Tenant shall give written notice to Landlord of the date on which construction of any work to be done by outside contractors will be commenced at least ten (10) days prior to such date. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord and the Premises from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant.

     (d) All alterations, additions, fixtures and improvements, whether temporary or permanent in character, made in or to the Premises by Tenant, shall become part of the Premises and Landlord's property. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all movable furniture, equipment, trade fixtures, office machines and other personal property from the Premises and repair all damages caused by such removal. Termination of this Lease shall not affect the obligations of Tenant pursuant to this paragraph 22(d) to be performed after such termination.

     (e) Landlord has established with Nomura Asset Capital Corporation a $400,000 capital improvement account, which may be drawn on only by the joint signature of Landlord and Tenant. The capital improvement account is to be used for the sole purpose of making capital improvements to the Premises, as opposed to funding maintenance and operating costs. Either Landlord or Tenant may propose a capital improvement, and if the other agrees with the proposal, the improvement will be paid for out of the capital improvement account.

      23. MEMORANDUM OF LEASE:  The parties agree to promptly execute a
          --------------------
Memorandum of Lease in recordable form and either of the parties shall have the right, without notice to the other party, to record such Memorandum of Lease.

      24. SUBLETTING/ASSIGNMENT:
          ----------------------

     (a) Tenant shall not assign, sublease, pledge mortgage or otherwise transfer or encumber this Lease without the prior written consent of Landlord and Mortgagee, which may be withheld in the sole discretion of Landlord or
Mortgagee.   Tenant shall not transfer any license, permit or approval necessary for the operation of a nursing home on the Premises without the prior written consent of Landlord and Mortgagee, which may be withheld in the sole discretion of Landlord or Mortgagee.

     (b) No assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease (which shall continue as the obligations of a principal and not of a guarantor or surety) or alter the primary liability of Tenant to pay all Rent and to perform all obligations to be paid and performed by Tenant. The acceptance of Rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to amendments or modifications to this Lease with assignees, subtenants or successor of Tenant, without notifying Tenant or any successor of Tenant and without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease.

     (d) Tenant shall not mortgage its interest under this Lease. The foregoing prohibition shall not be violated by a lien on all assets of Tenant granted to institutional lenders as security for a bank loan or line of credit.

     25. HAZARDOUS MATERIAL:
         -------------------

     (a) Tenant (i) shall comply, and cause the Premises to comply, with all Environmental Laws (as hereinafter defined) applicable to the Premises (including the making of all submissions to governmental authorities required by Environmental Laws and the carrying out of any remediation program specified by such authority), (ii) shall prohibit the use of the Premises for the generation, manufacture, refinement, production, or processing of any Hazardous Material (as hereinafter defined) or for the storage, handling, transfer or transportation of any Hazardous Material (other than in connection with the operation, business and maintenance of the Premises and in commercially reasonable quantities as a consumer thereof and supplier of consumer products and in compliance with Environmental Laws), (iii) shall not permit to remain, install or permit the installation on the Premises of any surface impoundments, underground storage tanks, or asbestos-containing materials except in compliance with Environmental Laws, and (iv) shall cause any alterations of the Premises to be done in a way so as to not expose, in violation of any applicable law, the persons working on or visiting the Premises to Hazardous Materials and in connection with any such alterations shall remove any Hazardous Materials present upon the Premises which are not in compliance with Environmental Laws or which present a danger to persons working on or visiting the Premises in violation of any applicable law.

     (b) "Environmental Laws" means the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. (S)(S)6901, et seq. (RCRA), the Comprehensive
                                           -- ---
Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)(S)9601 et seq. (CERCLA), the Toxic Substance Control Act, as amended, 15 U.S.C.
-- ---
(S)(S)2601 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, as
           -- ---
amended, 7 U.S.C. (S)(S)136 et seq., and all applicable federal, state and local
                            -- ---
environmental laws, ordinances, rules and regulations, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted, and any other federal, state or local laws, ordinances, rules and regulations, now or hereafter existing relating to regulations or control of Hazardous Material or materials. The term "Hazardous Materials" as used in this Lease shall mean substances defined as "hazardous substances", "hazardous materials", "hazardous wastes" or "toxic substances" in any applicable federal, state or local statute, rule, regulation or determination, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S)(S)9601, et seq.; the Hazardous Materials
                                        -- ---
Transportation Act, 49 U.S.C. (S)(S)1801, et seq.; the Resource, Conservation
                                          -- ---
and Recovery Act of 1976, 42 U.S.C. (S)(S)6901, et seq.; and, asbestos, pcb's,
                                                -- ---
radioactive substances, methane, volatile hydrocarbons, petroleum or petroleum-derived substances or wastes, radon, industrial solvents or any other material as may be specified in applicable law or regulations.

     (c) Except to the extent of liability resulting from or arising out of the gross negligence or willful act of Landlord or its Mortgagee or their agents or their successors and assigns on or about the Premises, Tenant agrees to protect, defend, indemnify and hold harmless Landlord and its Mortgagee, their respective directors, officers, employees and agents, and any successors to Landlord's interest in the chain of title to the Premises, their direct or indirect partners, directors, officers, employees, and agents, from and against any and all liability, including all foreseeable and all unforeseeable damages including but not limited to reasonable attorney's and consultant's fees, fines, penalties and civil or criminal damages, directly or indirectly arising out of the use, generation, storage, treatment, release, threatened release, discharge, spill, presence or disposal of Hazardous Materials from, on, at, to or under the Premises prior to or during the Term of this Lease, and including, without limitation, the cost of any required or necessary repair, response action, remediation, investigation, cleanup or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following transfer of title to the Premises. This agreement to indemnify and hold harmless shall be in addition to any other obligations or liabilities Tenant may have to Landlord at common law under all statutes and ordinances or otherwise, and shall survive following the date of expiration or earlier termination of this Lease, except where the event giving rise to the liability for which indemnity is sought arises out of Tenant's acts, in which case the agreement to indemnify shall survive the expiration or termination of this Lease without limit of time. Tenant expressly agrees that the representations, warranties and covenants made and the indemnities stated in this Lease are not personal to Landlord, and the benefits under this Lease may be assigned to subsequent parties in interest to the chain of title to the Premises, which subsequent parties in interest may proceed directly against Tenant to recover pursuant to this Lease. Tenant, at its expense, may institute appropriate legal proceedings with respect to environmental matters of the type specified in this paragraph 25(c) or any lien for such environmental matters, not involving Landlord or its Mortgagee as a defendant (unless Landlord or its mortgagee is the alleged cause of the damage), conducted in good faith and with due diligence, provided that such proceedings shall not in any way impair the interests of Landlord or Mortgagee under this Lease. Counsel to Tenant in such proceedings shall be reasonably approved by Landlord if Landlord is a defendant in the same proceeding. Landlord shall have the right to appoint co-counsel, which co-counsel will cooperate with Tenant's counsel in such proceedings. The fees and expenses of such co-counsel shall be paid by Landlord, unless such co-counsel are appointed because the interests of Landlord and Tenant in such proceedings, in such counsel's opinion, are or have become adverse, or Tenant or Tenant's counsel is not conducting such proceedings in good faith or with due diligence.

     (d) Tenant, upon 48 hours prior notice shall permit such persons as Landlord or any assignee of Landlord may designate and (unless an Event of Default has occurred and is continuing) approved by Tenant, which approval shall not be unreasonably withheld or delayed ("Site Reviewers") to visit the Premises from time to time and perform Environmental site investigations and assessments ("Site Assessments") on the Premises for the purpose of determining whether there exists on the Premises any environmental condition which may result in any liability, cost or expense to Landlord or any other owner or occupier of the Premises relating to Hazardous Material. Such Site Assessments may include both above and below the ground testing for environmental damage or the presence of Hazardous Material on the Premises and such other tests on the Premises as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Tenant shall supply to the Site Reviewers such historical and operational information regarding the Premises as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments (other than information previously supplied in writing to Landlord by Tenant) and shall make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The cost of performing and reporting all Site Assessments shall be paid by Landlord unless an Event of Default has occurred and is continuing or unless the Site Reviewers discover an environmental condition causing the Premises to be in noncompliance with applicable Environmental Laws, in either of which events such cost will be paid by Tenant within thirty (30) days after demand by Landlord with interest to accrue at the Overdue Rate. Landlord, promptly after written request by Tenant and payment by Tenant to the extent required as aforesaid, shall deliver to Tenant copies of reports, summaries or other compilations of the results of such Site Assessments. Tenant's sole remedy for Landlord's breach of the preceding sentence shall be a mandatory injunction, and not a termination of this Lease or a withholding or reduction of Rent. If a Site Assessment conducted under this paragraph 25(d) indicates that the Premises are in violation of Environmental Laws or otherwise do not conform to the requirements of this paragraph 25 at the time the Term is expiring or being terminated, the term shall be automatically extended for the period of remediation of such violation or nonconformity and shall not expire until twelve months after notice from Tenant specifying the date such remediation shall be completed, and the remediation is in fact completed before the expiration of such twelve month period. All of the terms, covenants and conditions of this Lease shall continue in full force and effect during the period of any such extension, except that the annual Fixed Rent shall be at the holdover rate specified in paragraph 29(k). Upon completion of such remediation within the notice period provided above, this Lease and the obligations of Tenant hereunder (except those that accrued prior to such date) shall terminate.

     (e) Tenant shall notify Landlord in writing, promptly upon Tenant's learning thereof, of any:

     (i) notice or claim to the effect that Tenant is or may be liable to any Person as a result of the release or threatened release of any Hazardous Material into the environment from the Premises;

     (ii) notice that Tenant is subject to investigation by any governmental authority evaluating whether any remedial action is needed to respond to the release or threatened release of any Hazardous Material into the environment from the Premises; and

     (iii) notice that the Premises are subject to an environmental lien.

     26.   DETERMINATION OF FAIR MARKET RENTAL VALUE:
           ------------------------------------------

     Fair market rental value for purposes of setting Renewal Term Fixed Rent shall be determined by an appraisal, which shall be performed by an appraiser selected by Landlord within thirty (30) days after the first day of the ninth month before the end of the Term or the Renewal Term (as the case may be), and paid one half by Tenant and one half by Landlord. Any appraiser selected by Landlord shall have qualifications that include a minimum of five (5) years of experience in the appraisal of commercial real estate in the County where the Premises are located. Such appraiser shall be disinterested, and shall be a member of a nationally recognized appraisal association. Further, any such appraiser shall comply with the licensing law then in effect for appraisers authorized to perform general appraisals within the sate where the Premises are located. If there are then any existing United States laws governing appraisers, said appraiser shall be in compliance with the then applicable Federal laws for appraisers performing appraisals of commercial real estate. In the event that Tenant disputes the appraised fair market rental value determined by an appraiser (hereinafter the "First Appraiser"), who performed an appraisal pursuant to this paragraph 26, it shall so notify Landlord within twenty (20) days after receipt of such written determination by the First Appraiser, and the disagreement shall be resolved as follows:

               (i) Within five (5) days after the service of such notice by Tenant to Landlord, Tenant shall designate a second appraiser (the "Second Appraiser"), who shall appraise the fair market rental value of the Premises, assuming the provisions of this Lease (except the Fixed Rent provision) would govern for a five (5) year term, all in accordance with the requirements of this paragraph 26. This Second Appraiser shall render its opinion of the fair market rental value no later than thirty (30) days after the service of notice by Tenant stated above. In the event that the higher of the two appraised fair market rental values rendered herein is not more than ten percent (10%) greater than the lower of the two appraised fair market rental values, then the mean between the two appraised values shall be utilized to fix the appraised fair market rental value.

               (ii) In the event that the higher of the two appraised fair rental values is more than ten percent (10%) higher than the lower of the two appraised fair market rental values, then the First Appraiser and the Second Appraiser will meet within five (5) days after receipt and acceptance of the Second Appraisal by Tenant, to attempt to agree upon the appraised fair market rental value. If the First Appraiser and Second Appraiser do not agree upon the appraised fair rental value after such meeting, then they shall appoint a third appraiser (the "Third Appraiser").

               (iii) If the First and Second Appraiser shall be unable to agree upon the appointment of the Third Appraiser within five (5) days after the time specified in subsection "(ii)" above, then the Third Appraiser shall be selected by the Tenant and Landlord themselves. If the Tenant and Landlord cannot agree on the third appraiser, within a further period of five (5) days, then either, on behalf of both, may apply to the person who is, at the time, the most senior in service, active Judge of the United States District Court for the District of where the Premises are located, for the selection of the Third Appraiser. If that Judge cannot or will not make the appointment, then the application will be made to the next most senior

          Judge, and so on down the line of seniority. The fees and costs of the Second and Third Appraisers will be divided equally between Tenant and Landlord. The cost of application to the Judge of the United States District Court shall be divided equally between Tenant and Landlord. In the event of the failure, refusal or inability of any appraiser to act, a new appraiser shall be appointed in this stead, which appointment shall be made in the same manner as provided herein; e.g., if the Second Appraiser must be replaced, then Tenant will have the right to designate its replacement. In the event that a Third Appraiser is selected in the manner aforesaid, it shall select one of the first two appraisals as most nearly establishing fair market rental value.

     27. SINGLE PURPOSE ENTITY
         ---------------------

     At all times, Tenant shall be a single purpose entity which will own no other assets that the Premises, engage in no business other than the operation of the Premises for their Primary Intended Use, and incur no debt except in the ordinary course of such business.


     28. CERTAIN COVENANTS AND REPRESENTATIONS
         -------------------------------------

     (a) Tenant To Equip Facility.  Tenant, at its sole cost and expense, shall
         ------------------------
install, affix or assemble or place on the Premises, sufficient items of personal property, to enable the operation of the Premises in accordance with the requirements of this Lease for the Primary Intended Use, and such personal property and replacements thereof provided by Tenant, shall be at all times the property of Tenant.

     (b) Sufficient Personal Property.  Tenant shall, at its sole cost and
         ----------------------------
expense, maintain, during the entire Term, the personal property in good order and repair and shall provide at its expense all necessary replacements thereof, as may be necessary in order to operate the Premises in compliance with all applicable legal requirements and insurance requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. In addition, Tenant shall, at its sole cost and expense, furnish all necessary replacements of obsolete items of the personal property during the Term and shall furnish Landlord at least once a year, and more frequently if requested by Landlord, a detailed schedule of all such personal property.

     (c) Removal and Replacement; Landlord's Option to Purchase.  Tenant shall
         ------------------------------------------------------
not remove from the Premises any one or more items of personal property (whether now owned or hereafter acquired), the fair market value of which exceeds Twenty Five Thousand Dollars ($25,000.00), individually or One Hundred Thousand Dollars ($100,000.00), collectively, except if such personal property is simultaneously suitably replaced or Tenant provides Landlord with an explanation (reasonably satisfactory to Landlord) as to why such personal property is no longer required in connection with the operation of the Premises. At its sole cost and expense, Tenant shall restore the Premises to the condition required by paragraph 8, including repair of all damage to the Premises caused by the removal of the personal property, whether effected by Tenant or Landlord. Upon the expiration or earlier termination of this Lease, Landlord shall have the option, which may be exercised prior to or within sixty (60) days following such expiration or termination, of (a) acquiring the personal property (pursuant to a bill of sale and assignments of any equipment leases, all in such forms as are reasonably satisfactory to Landlord in its sole discretion) upon payment of its book value (Tenant's cost, minus depreciation), but not in excess of its fair market value or (b) requiring Tenant to remove the personal property. If Landlord exercises its option to purchase the personal property, the price to be paid by Landlord shall be (i) reduced by the amount of all payments due on any equipment leases and (ii) applied to any equipment lease obligations (whether or not yet due) before any payment to Tenant. If Landlord requires the removal of the personal property, then all of the personal property that is not removed by Tenant within twenty (20) days following such request shall be considered abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without first giving notice thereof to Tenant, without any payment to Tenant and without any obligation to account therefor.

     (d) Obligation to Operate.  Tenant shall continuously operate the Premises
         ---------------------
in accordance with the Primary Intended Use and maintain its qualifications for licensure and accreditation as required by all applicable Legal Requirements and Insurance Requirements.

     (e) No Action By Governmental Authority or Accreditation Body.  On the
         ---------------------------------------------------------
Commencement Date, the following conditions must be satisfied in the reasonable judgment of Landlord and Tenant, and the parties agree to execute a statement acknowledging the satisfaction of such conditions:

          (i) there is no action pending or, to the best knowledge and belief of Tenant, recommended, by any governmental authority or accreditation body either to revoke, repeal, cancel, modify, withdraw or suspend any permit or contract or to take any other action of any other type which could have a material adverse effect on the operation of the Premises;

          (ii) the Commonwealth of Massachusetts currently imposes no restrictions or limitations on rates which may be charged to private pay patients receiving services at the Premises;

          (iii) there are no contracts, permits or legal requirements which require that a percentage of beds or slots in any program at the Premises be reserved for Medicaid or Medicare eligible patients or that the Premises provide a certain amount of welfare, free or charity care or discounted or government assisted patient care.

         (iv) Tenant or the Premises is fully qualified as a provider of services under and participates in all third party payor programs and referral programs as is necessary for the prudent operation of the Premises in the good faith exercise of commercially reasonable business judgment.

     (f) Transfer of Permits and Contracts.  In connection with the expiration
         ---------------------------------
or any earlier termination of this Lease (unless the Lessee has concurrently purchased the Premises in accordance with the terms hereof), upon any request made from time to time by Tenant shall (a) promptly and diligently use its best efforts to (i) transfer and assign all permits and contracts necessary or desirable for the operation of the Premises in accordance with its Primary Intended Use to Landlord or its designee and/or (ii) arrange for the transfer or assignment of such permits and contracts to the Landlord or its designee, all to the extent the same may be transferred or assigned under applicable law and (b) cooperate in every respect (and to the fullest extent possible) and assist the Landlord or its designee in obtaining such permits and contracts (whether by transfer, assignment or otherwise). Such efforts and cooperation on the part of the Tenant shall include, without limitation, the execution, delivery and filing with appropriate governmental authorities, accreditation bodies and third party payors of any applications, petitions, statements, notices, requests, assignments and other documents or instruments requested by the Landlord. Furthermore, Tenant shall not take any action or refrain from taking any action which would defer, delay or jeopardize the process of Landlord or its designee obtaining said permits and contracts (whether by transfer, assignment, allocation to another facility or otherwise). Without limiting the foregoing, Tenant shall not seek or transfer or relocate any of said permits or contracts to any location other than the Premises. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

     Tenant hereby appoints Landlord as its attorney-in-fact, with full power of substitution to take such actions, in the event that the Tenant fails to comply with any request made by Landlord hereunder, as Landlord (in its sole absolute discretion) may deem necessary or desirable to effectuate the intent of this paragraph. The power of attorney conferred on the Landlord by the provisions of this paragraph, being coupled with an interest, shall be irrevocable and shall not be affected by any disability or incapacity which Tenant may suffer and shall survive the same. Such power of attorney is provided solely to protect the interests of Landlord and shall not impose any duty on Landlord to exercise any such power and neither Landlord nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

 29. LANDLORD'S AND MORTGAGEE'S RIGHT OF TERMINATION:
     ------------------------------------------------

     (a) Tenant covenants and agrees to notify Landlord promptly upon the cessation of both Reginald Strickland's and William Filippone's being engaged as part of the management of Tenant with responsibility for the operation of the Premises. In the event both Reginald Strickland and William Filippone cease to be part of Tenant's management with responsibility for the operation of the Premises, Landlord shall have the right, exercisable by ten (10) days written notice to Tenant, to terminate this Lease. If Landlord wishes to terminate this Lease, Tenant shall cooperate with Landlord in obtaining an assignment of all licenses and permits necessary or desirable for the operation of the Premises, including appearing before state agencies and executing any documents reasonably necessary to effect the transfer of licenses and permits. Upon such termination, any unearned rent shall be refunded to Tenant. If Tenant has not become fully licensed to operate nursing homes in the Premises by January 31, 1998, Landlord shall thereafter have the right, exercisable by ten (10) days notice to Tenant, to terminate this Lease.

     (b) If in any month Landlord accepts less than the Fixed Rent required hereunder without terminating this Lease, and such lesser amount is less than 140% of the required debt service on the First Mortgage, the Mortgagee may terminate this Lease by notice given to both Landlord and Tenant.

     30. PLEDGE OF COLLATERAL AS SECURITY FOR PERFORMANCE
         ------------------------------------------------

     Tenant hereby assigns and pledges to Landlord and its assigns, as security for the performance and payment by Tenant of its obligations under this Lease, all right, title, and interest of Tenant in and to:

     (a) All Inventory, fixtures relating to the Premises, Equipment, Permits, Licenses, General Intangibles, Instruments, Accounts, Account Collateral, Leases, Money, investment properties relating to the Premises, rights to proceeds of letters of credit relating to the Premises and goods relating to the Premises, now existing or hereafter arising or acquired;

     (b) All present and future contract rights relating to the Premises, lease rights relating to the Premises and Rents, not otherwise included as collateral under the foregoing clause (a);

     (c) All other property relating to or necessary to operate the Premises;

     (d) To the extent related to the property described in clauses (a) through
(c) above, all books, correspondence, credit files, records, invoices, bills of lading and other documents including, without limitation, to the extent so related, all tapes, cards, computer runs, computer programs and other papers and documents in the possession or control of Tenant or any computer bureau from time to time acting for Tenant and, to the extent so related, all rights in, to and under all policies of insurance, including claims or rights to payments thereunder and proceeds therefrom, including credit insurance;

     (e) any other property relating to the Premises in which Landlord may create or perfect a security interest; and

     (f)  All proceeds and products of any of the foregoing.


     31. MISCELLANEOUS PROVISIONS
         ------------------------

     (a) This Lease and all of the covenants and provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and the heirs, personal representatives, successors and permitted assigns of the parties.

     (b) The titles and headings appearing in this Lease are for reference only and shall not be considered a part of this lease or in any way to modify, amend or affect the provisions thereof.

     (c) This Lease contains the complete agreement of the parties with reference to the leasing of the Premises, and may not be amended except by an instrument in writing signed by Landlord and Tenant and consented by Mortgagee (if any).

     (d) Any provision or provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and the remaining provisions hereof shall nevertheless remain in full force and effect.

     (e) This Lease may be executed in one or more counterparts, each of which shall be an original, and all of which shall constitute one and same instrument.

     (f) The term "Landlord" as used in this Lease shall mean only the owner or owners at the time in question of the Premises and in the event of any transfer of such title or interest, Landlord named in this Lease (and in case of any subsequent transfers, then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed hereunder, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership.

     (g) This Lease shall be governed by and construed and enforced in accordance with and subject to the laws of the state where the Premises are located.

     (h) Any claim based on or in respect of any liability of Landlord under this Lease shall be enforced only against the Premises and not against any other assets, properties or funds of (1) Landlord or any director, officer, shareholder, general partner, limited partner, or direct or indirect partners, employee or agent of Landlord or its general partners (or any legal representative, heir, estate, successor or assign of any thereof), (2) any predecessor or successor partnership or corporation (or other entity) of Landlord or its general partners, either directly or through Landlord or its predecessor or successor partnership or corporation (or other Person) of Landlord or its general partners, and (3) any other person.

     (i) Without the written approval of Landlord and Tenant, no Person other than Landlord (including its direct and indirect partners), Mortgagee, Tenant and their respective successors and assigns shall have any rights under this Lease.

     (j) There shall be no merger of the leasehold estate created hereby by reason of the fact that the same Person may own directly or indirectly, (1) the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (2) the fee estate in the Premises. Notwithstanding any such combined ownership, this Lease shall continue in full force and effect until terminated by an instrument executed by both Landlord and Tenant.

     (k) If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the Term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a Fixed Rent equal to one hundred fifty percent (150%) of the Fixed Rent in effect at the expiration of the Term of this Lease pursuant to paragraph 4 payable in advance on or before the first day of each month. Such month to month tenancy may be terminated by either Landlord or Tenant by giving thirty (30) days' written notice of termination to the other at any time, except as otherwise provided in paragraph 25(d).

     (l) It shall be a condition precedent to the merger, consolidation or sale of substantially all the assets of Tenant in any transaction in which Tenant is not the surviving party, that the entity or entities into which Tenant is either merged or consolidated or to which its assets are sold shall (x) upon completion of such transaction, shall have a net worth and fixed cost coverage ratio equal to or greater than those of Tenant immediately before such transaction, and (y) deliver to Landlord a duly authorized assumption of all liabilities of Tenant under this Lease.

     IN WITNESS WHEREOF, the parties have hereunto set their hands under seal on the day and year first above written.

                         G&L Hampden, LLC, Landlord

                         By: G&L Hampden, Inc., Manager


                         By: /s/ Mark Hamermesh
                            ______________________________
                              Name: Mark Hamermesh
                              Title: Senior Vice President


                         Hampden Holding Group, Inc.
                         Tenant


                         By:  ________________________________
                              Name:
                              Title:

                                   EXHIBIT A

                        Legal Description - Real Estate
                        -------------------------------

                                   EXHIBIT B

                 Description of Personal Property and Fixtures
                 ---------------------------------------------

                                   EXHIBIT C

                             PERMITTED ENCUMBRANCES
                             ----------------------

                                     -47-